UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

Southwest Oil & Gas Income Fund X – B, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	0-19585	75-2332176
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, including area code: (432) 682-6324

Not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01               Entry into a Material Definitive Agreement.

On October 28, 2011, Southwest Oil & Gas Income Fund X – B, L.P., a Delaware limited partnership (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Southwest Royalties, Inc., a Delaware corporation and the general partner of the Partnership (“SWR”), pursuant to which the Partnership will be merged with and into SWR (the “Merger”) with SWR surviving the Merger.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time), each unit representing a limited partnership interest in the Partnership (“Unit”) outstanding immediately prior to the Effective Time, other than Units held by SWR, will be converted into the right to receive $252.08 in cash less the sum of the per Unit cash distributions made after September 30, 2011, if any. SWR will not receive any cash payment for its Units; however, as a result of the Merger, SWR will acquire 100% of the assets and liabilities of the Partnership.

The Merger Agreement contains certain representations, warranties and covenants by each of the parties, including among other things, during the period between the execution of the Merger Agreement and the consummation of the Merger, to continue to conduct the business of the Partnership in the ordinary course of business and in a manner consistent with past practice and not to take any action except for actions consistent with such practice.

The Merger is subject to customary closing conditions, including among other things, (1) the approval by the limited partners of the Partnership who own more than 50 percent of the Units owned by all of the limited partners of the Partnership, (2) the approval by the limited partners of the Partnership, other than SWR (the “Investors”), who own more than 50 percent of the Units owned by all of the Investors present in person or by proxy at the special meeting of the Partnership, (3) that the fairness opinion issued in connection with the Merger is not withdrawn prior to the Effective Time or a replacement opinion to a similar effect has been received, (4) the absence of any legal impediments prohibiting the Merger and the transactions related thereto and (5) the fulfillment (or waiver in whole or in part by SWR in its sole discretion) of each of the conditions to SWR’s obligation to effect the mergers of at least a majority of the Related Partnerships (as defined in the Merger Agreement).

The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time for various reasons, including (1) by mutual consent of the Partnership and SWR (2) by either party if the Merger Agreement is prohibited by applicable law or the required approval of the limited partners or the Investors is not obtained and (3) if at any time between the fifth trading day prior to the closing date of the Merger and the closing date of the Merger, the closing NYMEX futures price for oil on any trading day during such period is equal to or less than $79.00 per Bbl.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement is filed herewith to provide limited partners with information regarding its terms and is not intended to provide any other factual information about the Partnership or SWR. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are as of specified dates and were made only for purposes of such Merger Agreement, are solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed between the parties.  Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Partnership and SWR, rather than establishing matters as facts.  Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Partnership or SWR.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated October 28, 2011 by and between Southwest Royalties, Inc. and Southwest Oil & Gas Income Fund X – B, L.P.

Additional Matters

Communications in this Form 8-K do not constitute an offer to buy any securities or a solicitation of any vote or approval.  We expect that the Merger will be submitted to the limited partners of the Partnership for their consideration.  SWR, in its capacity as general partner of the Partnership, filed a revised preliminary proxy statement for the Partnership with the Securities and Exchange Commission (the “SEC”) on November 2, 2011.  In addition, Clayton Williams Energy, Inc. (“CWEI”), SWR and the Partnership filed a revised Schedule 13E-3 for the Partnership with the SEC on November 2, 2011.  SWR, in its capacity as general partner of the Partnership, expects to file a definitive proxy statement and other materials for the Partnership at a later date.  SWR or the Partnership may also file other documents concerning the Merger.  WE URGE LIMITED PARTNERS OF THE PARTNERSHIP TO READ THE PRELIMINARY PROXY STATEMENT, SCHEDULE 13E-3 AND DEFINITIVE PROXY STATEMENT (WHEN IT BECOMES AVAILABLE), ALL RELATED SUPPLEMENTS AND AMENDMENTS (IF ANY AND WHEN THEY BECOME AVAILABLE) AND ALL OTHER RELATED MATERIALS CAREFULLY BECAUSE THEY CONTAIN (AND WILL CONTAIN) IMPORTANT INFORMATION ABOUT THE PARTNERSHIP AND THE MERGER.  Limited partners of the Partnership may obtain free copies of the Preliminary Proxy Statement and Schedule 13E-3 (and the definitive proxy statement and other related materials when they become available) as well as other filed documents containing information about the Partnership at http://www.sec.gov, the SEC’s free internet site.  Free copies of the Partnership’s SEC filings including the Preliminary Proxy Statement and Schedule 13E-3 are also available by contacting SWR at (432) 688-3451.

CWEI, SWR and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the limited partners of the Partnership in connection with the Merger.  Information regarding the officers and directors of CWEI and SWR is included in the Preliminary Proxy Statement filed with the SEC on November 2, 2011.  The Preliminary Proxy Statement also contains a description of the parties to the Merger and their direct or indirect interests in the Partnership.

This Form 8-K contains forward-looking statements.  All statements, other than statements of historical or current facts, that address activities, events, outcomes and other matters that we plan, expect, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southwest Oil & Gas Income Fund X – B, L.P., a Delaware limited partnership

	By:	Southwest Royalties, Inc., Managing General Partner

Date: November 2, 2011		By:	/S/ MICHAEL L. POLLARD
		Name:	Michael L. Pollard
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated October 28, 2011 by and between Southwest Royalties, Inc. and Southwest Oil & Gas Income Fund X – B, L.P.